UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2012

SILVER BULL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-33125	91-1766677
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

925 West Georgia Street, Suite 1908 Vancouver, B.C. V6C 3L2
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  604-687-5800

885 West Georgia Street, Suite 2200
Vancouver, B.C. V6C 3E8
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 11, 2012, Silver Bull Resources, Inc. (the “Company”) held its 2012 annual meeting of shareholders (the “2012 Annual Meeting”).  As previously disclosed, Dr. Nicole Adshead-Bell and Mr. Duncan Hsia informed the Board of Directors on February 22, 2012 of their decision not to stand for re-election as directors of the Company at the 2012 Annual Meeting.  Accordingly, Dr. Adshead-Bell and Mr. Hsia ceased being directors of the Company at the conclusion of the 2012 Annual Meeting.

The disclosure in Item 5.02 in the Current Report on Form 8-K filed on February 28, 2012 regarding the foregoing decisions not to stand for re-election as directors of the Company at the 2012 Annual Meeting is incorporated by reference into this Item 5.02.

ITEM 5.07.   Submission of Matters to a Vote of Security Holders.

At the 2012 Annual Meeting held on April 11, 2012, two proposals were submitted to the shareholders for approval as set forth in the Company’s definitive proxy statement filed on February 27, 2012.  As of the record date, February 24, 2012, a total of 136,160,157 shares of Company common stock were outstanding and entitled to vote.  In total, 83,932,040 shares of Company common stock were present in person or represented by proxy at the 2012 Annual Meeting, representing 61.64% of the shares outstanding and entitled to vote as of the record date.

At the 2012 Annual Meeting, the shareholders elected the entire slate of directors presented to them and approved the ratification of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2012.  The votes on the proposals were cast as set forth below:

1.           Proposal No. 1 – Election of Directors.  The shareholders elected the entire slate of directors presented to them.  As a result, the Company’s Board of Directors now consists of the six persons elected at the 2012 Annual Meeting.

	For	Withheld	Broker Non-Votes

Timothy Barry	58,814,359	461,708	24,655,973
Joshua Crumb	58,813,847	462,220	24,655,973
Brian Edgar	56,790,962	2,485,105	24,655,973
Murray Hitzman	56,489,691	2,786,376	24,655,973
Daniel Kunz	56,693,372	2,582,695	24,655,973
John McClintock	58,888,669	387,398	24,655,973

2.           Proposal No. 2 - Ratification and Approval of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2012.

For the Resolution	Against the Resolution	Abstain	Broker Non-Votes
83,491,089	19,768	421,183	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2012

SILVER BULL RESOURCES, INC.

	By:	/s/ Sean Fallis
Sean Fallis
Chief Financial Officer